SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: March 2, 1999



                                 SCANSOFT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-27038                  94-3156479
----------------------------    --------------------     ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)


        9 Centennial Drive, Peabody, Massachusetts                   01960
-----------------------------------------------------------     ---------------
       (Address of principal executive offices)                    (Zip Code)


                                 (978) 977-2000
                     ---------------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 2.  Acquisition or Disposition of Assets

         This Current Report on Form 8-K (the "Report") is filed by ScanSoft, Inc., a Delaware corporation, formerly named Visioneer, Inc. (the "Registrant").

         This Report, the proxy statement/prospectus and the documents incorporated by reference herein contain "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements, which include statements regarding expected advantages and other effects of the merger described below relate to expectations concerning matters that are not historical facts. Words such as "projects," "believes," "anticipates," "plans," "expects," "intends," "estimates" and similar words and expressions are intended to identify forward-looking statements. Important factors that could cause actual results to differ materially from such expectations ("Cautionary Statements") include:

o    a highly competitive environment in the software imaging market;
o difficulties in achieving gross margin and operating expense targets based on competitive and market factors;
o gauging the rate of product transitions accurately and introducing new products in the face of rapid technology cycles;
o    differentiating products from those of competitors;
o    competing successfully in the markets for new products;
o anticipating customer demand accurately and estimating the production supplies needed to meet such demand; and
o    successfully implementing the merger.

         These Cautionary Statements are disclosed more fully in the Registration Statement on Form S-4, Registration No. 333-70603 ("Form S-4") filed with the United States Securities and Exchange Commission (the "Commission") on January 14, 1999. All forward-looking statements attributable to the Registrant are expressly qualified in their entirety by these Cautionary Statements. For more information about the Registrant refer to the Form S-4. The Registrant does not undertake any obligation to update any forward-looking statements.

         On March 2, 1999, the Registrant was merged with ScanSoft, Inc. ("ScanSoft"), an indirect, wholly owned subsidiary of Xerox Corporation (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Agreement") dated as of December 2, 1998 by and between the Registrant and ScanSoft. Pursuant to the Agreement, ScanSoft merged with and into the Registrant, formerly named Visioneer, Inc., with the Registrant continuing as the surviving corporation and operating under the name "ScanSoft, Inc." The Merger became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on March 2, 1999 (the "Effective Time").

         At the Effective Time: (i) ScanSoft, Inc. ceased to exist; (ii) each share of ScanSoft's outstanding capital stock was converted into newly issued shares of the Registrant's common stock and non-voting convertible Series B preferred stock; (iii) each share of Visioneer, Inc. common stock was converted into the right to receive either cash in the amount of $2.06 per share or one share of the Registrant's common stock, depending on whether an election was properly made by the holder of such shares and subject to the proration factor set forth in the Agreement. Based on the number of stockholders making a cash election, the cash election component of the Merger was oversubscribed resulting in a cash proration factor of 0.58055. Pursuant to the terms of the Agreement, approximately 5,428,740 shares of Visioneer, Inc. common stock were cashed out. Xerox Corporation provided approximately $10.5 million to convert 5,097,000 of such shares for the right to receive cash. The remainder of the shares were converted for the right to receive cash based on funds provided by the Registrant pursuant to a net book value adjustment as provided for in the Agreement. The remaining 14,487,736 issued and outstanding shares of Visioneer common stock (based on the number of shares issued and outstanding as of December 31, 1998) represent the right to receive an equivalent number of shares of the Registrant's common stock.

         All of ScanSoft's stock options, whether vested or unvested, were converted into the Registrant's stock options and each option so assumed by the Registrant constitutes an option to acquire, on the same terms and conditions (including the same vesting provisions) as were applicable under such option prior to the Effective Time, that number of whole shares of the Registrant's common stock equal to the product of the number of shares of ScanSoft common stock subject to such option multiplied by the implicit exchange ratio of
0.644887 (rounded down to the nearest whole number). Each assumed option has an exercise price per share equal to the quotient obtained by dividing the exercise price per share of the ScanSoft common stock subject to such option by 0.644887 (rounded up to the nearest whole cent). Based upon the implicit exchange ratio and the total outstanding ScanSoft stock options at the Effective Time the ScanSoft options assumed by Registrant converted into options to purchase 1,738,552 shares of the Registrant's common stock. The Registrant's options outstanding at the Effective Time remain outstanding in accordance with their terms. A Registration Statement on Form S-8 with respect to the shares of the Registrant's common stock underlying the assumed ScanSoft options and rights was filed with the Commission by the Registrant on March 12, 1999.

         In addition, pursuant to the Agreement, Xerox Imaging Systems, Inc., a wholly owned subsidiary of Xerox Corporation, received a warrant to purchase approximately 1,836,000 shares of the Registrant's common stock. The warrant will be exercisable only to the extent that any ScanSoft, Inc.'s stock option to be assumed by the Registrant in the Merger is later forfeited.

         Effective at the close of the Merger, Xerox Corporation, Xerox Imaging Systems, Inc. ("XIS"), Visioneer and several holders of the Registrant's common stock entered into a Voting Agreement. They have each agreed to vote to elect certain nominees to the Registrant's Board of Directors, including up to two persons designated by the Xerox Corporation and XIS.

         The Merger will be accounted for as a purchase and, accordingly, the acquired assets and liabilities of ScanSoft, Inc. will be recorded at estimated fair values.

         The summary of the provisions of the Agreement set forth above is qualified by reference to the Agreement, which is incorporated herein by reference to Annex A to the Form S-4.

Item 7.  Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated herein by reference from pages 47-53 of the Registrant's Form S-4, as filed with the Commission on January 14, 1999.

         (b)      PRO FORMA FINANCIAL INFORMATION

         The financial statements required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated herein by reference from pages F-1 through F-14 of the Registrant's Form S-4, as filed with the Commission on January 14, 1999.

         (c)      EXHIBITS

         2.1 Agreement and Plan of Merger between ScanSoft, Inc. and Visioneer, Inc. dated as of December 2, 1998, filed as Exhibit
                  2.1 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         2.2 Side Letter between Xerox Corporation and Visioneer, Inc., dated December 2, 1998, filed as Exhibit 2.2 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         2.3 Side Letter between Xerox Corporation and Visioneer, Inc., dated December 2, 1998, filed as Exhibit 2.3 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         4.1 Form of Common Stock Certificate, filed as Exhibit 4.1 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         4.2 Preferred Shares Rights Agreement, dated as of October 23, 1996, between the Registrant and U.S. Stock Transfer Corporation, including the Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock, the form of Rights Certificate and Summary of Rights attached thereto as Exhibits A, B and C, respectively, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K, as filed with the Commission on October 30, 1996, and incorporated by reference herein.

         4.3 Common Stock Purchase Warrant, filed as Exhibit 4.3 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         4.4 Registration Rights Agreement, dated December 2, 1998, between Visioneer, Inc. and certain investors, filed as Exhibit 4.4 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         4.5 Irrevocable Proxy Voting Agreement, dated December 2, 1998, between ScanSoft and certain investors, filed as Exhibit 4.5 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         4.6 Amendment No. 1 to Preferred Shares Rights Agreement dated as of December 2, 1998 between the Registrant and U.S. Stock Transfer Corporation, filed as Exhibit 4.6 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         23.1 Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants, with respect to financial statements of ScanSoft, Inc. and subsidiary.

         99.1 Unaudited Pro Forma Condensed Combined Financial Information, pages 47-53 of the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

         99.2 ScanSoft, Inc. and Subsidiaries Consolidated Financial State-ments filed as part of the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 17, 1999
                                      SCANSOFT, INC.



                                      By        /S/ MICHAEL K. TIVNAN
                                         ---------------------------------------
                                                    Michael K. Tivnan
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                                  Description
    -------                                -----------

      2.1 Agreement and Plan of Merger between ScanSoft, Inc. and Visioneer, Inc. dated as of December 2, 1998, filed as Exhibit
                2.1 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      2.2 Side Letter between Xerox Corporation and Visioneer, Inc., dated December 2, 1998, filed as Exhibit 2.2 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and 2.2 incorporated by reference herein.

      2.3 Side Letter between Xerox Corporation and Visioneer, Inc., dated December 2, 1998, filed as Exhibit 2.3 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      4.1 Form of Common Stock Certificate, filed as Exhibit 4.1 to Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

                Preferred Shares Rights Agreement, dated as of October 23, 1996, between the Registrant and U.S. Stock Transfer Corporation, including the Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock, the form of Rights Certificate and Summary of Rights attached thereto as Exhibits A, B and C, respectively, filed as Exhibit
                4.1 to the Registrant's Current Report on Form 8-K, as filed with the Commission on October 30, 1996, and
      4.2       incorporated by reference herein.

      4.3 Common Stock Purchase Warrant, filed as Exhibit 4.3 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      4.4 Registration Rights Agreement, dated December 2, 1998, between Visioneer, Inc. and certain investors, filed as Exhibit 4.4 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      4.5 Irrevocable Proxy Voting Agreement, dated December 2, 1998, between ScanSoft and certain investors, filed as Exhibit 4.5 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      4.6 Amendment No. 1 to Preferred Shares Rights Agreement dated as of December 2, 1998 between the Registrant and U.S. Stock Transfer Corporation, filed as Exhibit 4.6 to the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      23.1 Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants, with respect to financial statements of ScanSoft, Inc. and subsidiary.

      99.1 Unaudited Pro Forma Condensed Combined Financial Information, pages 47-53 of the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.

      99.2 ScanSoft, Inc. and Subsidiaries Consolidated Financial State-ments filed as part of the Registrant's Form S-4, as filed with the Commission on January 14, 1999, and incorporated by reference herein.